Commitments and Contingencies	6 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies

Note 12 – Commitments and contingencies

Lease Commitments

The Company has a lease agreement for a concrete service plant with an unrelated party which will expire on December 31, 2022, with annual payments of approximately $408,000. The Company has a lease agreement for roadway access for the west side entry of the concrete service plant with an unrelated party, which will expire on June 30, 2019, with annual payment of approximately $15,000. The Company has a lease agreement for office space from Mr. Weili He, the Company’s Interim Chief Financial Officer, through October 31, 2023, with annual payments of approximately $24,000. The Company has a lease agreement for office space in New York through May 31, 2019, with annual payments of $27,600, and has been renewed from June 1, 2019 through May 31, 2020, with annual payments of $28,980.

Operating lease expenses are allocated between the cost of revenue and selling, general, and administrative expenses. Total operating lease expenses were approximately $0.2 million for each of the six months ended December 31, 2018 and 2017. Future annual lease payments under non-cancelable operating leases with a term of one year or more consist of the following:

Twelve months ending December 31,	Amount
2019	$468,000
2020	444,000
2021	432,000
2022	432,000
2023	20,000
Total	$1,796,000

Guarantee

In April 2018, the Company guaranteed approximately $10.0 million (RMB 69,000,000) that a related-party borrowed from the bank:

Name of party being guaranteed	Guaranteed amount	Guarantee expiration date
Beijing Lianlv (borrower)	$10,031,257	April 11, 2019

The Company did not, however, accrue any liability in connection with such guarantee because the borrower has been current in its repayment obligations. As of the date of this report, the Company has evaluated the guarantee and has concluded that the likelihood of having to make any payments under the guarantee agreement is remote.

Contingencies

From time to time, the Company is a party to various legal actions. The majority of these claims and proceedings relate to or arise from, commercial disputes, labor contract complaints and sales contract complaints. The Company accrues costs related to these matters when they become probable and as a result the amount of loss can be reasonably estimated (See Dispute Matters Arising in the Ordinary Course of Business for more information). In determining whether a loss from a claim is probable, and if it is possible to estimate the loss, the Company reviews and evaluates its litigation and regulatory matters on at least a quarterly basis in light of potentially relevant factual and legal developments. If the Company determines a favorable outcome is probable, or that the amount of loss cannot be reasonably estimated, the Company does not accrue costs for a potential litigation loss. In those situations, the Company discloses an estimate of the probable losses or a range of possible losses, if such estimates can be made as indicated below (See Legal Matters). Currently, except as otherwise noted below, the Company does not believe that it is possible to estimate the potential losses incurred or a range of reasonably possible losses related to the outstanding claims.  Legal costs incurred in connection with loss contingencies are expensed as incurred.

As of December 31, 2018, the Company’s VIE, Xin Ao, was subject to several civil lawsuits for which the Company estimated that it is more than likely to pay judgments in the amount of approximately $5.4 million (including interest and penalties of $1.3 million). These amounts are presented in the accompanying consolidated balance sheets (See Accrued Contingent Liabilities). During the six months ended December 31, 2018, additional estimated claims charges of approximately $1.1 million, on some of the remaining claims is presented in the accompanying consolidated statements of operations under the caption “Estimated claims charges”.

As of the filing of this Report, the Company’s management does not expect any other material liability from the disposition of claims from litigation individually, or in the aggregate that would have a material adverse impact on the Company’s consolidated financial position, results of operations and cash flows.

Due to the Company’s operations in the PRC and the legal environment in the PRC, it is possible that the Company’s VIE, Xin Ao could be named as a defendant in additional litigation based upon the guarantees of Mr. Han and Mr. He and/or their related parties.

(i)	Disputes Arising in the Ordinary Course of Business

As of December 31, 2018, the Company had approximately $5.4 million in accrued contingent liabilities, net of amounts paid by a related party of approximately $1.3 million, and approximately $1.1 million of additional estimated claims charges for the six months ended December 31, 2018. As of December 31, 2018, further details regarding the type of litigation disputes and accrued costs associated with the claims are summarized as follows:

Dispute matter (unaudited)	Claims amount as of December 31, 2018	Interest and penalties	Total claim amount as of December 31, 2018
1) Guarantees	$2,152,077	$-	$2,152,077
2) Sales	20,143	9,123	29,266
3) Purchases	1,097,018	567,297	1,664,315
4) Leases	1,989,368	768,123	2,757,491
5) Labor	26,160	-	26,160
6) Others	12,264	-	12,264
Total	$5,297,030	$1,344,543	6,641,573
Payments made by related party			(1,251,542)
Accrued contingent liabilities			$5,390,031

The major legal cases are summarized as follows:

1)	Guarantee

In December 2016, the Company guaranteed approximately $2.1 million (RMB 14,736,000) that a third-party borrowed from a bank:

Name of party being guaranteed	Guaranteed amount	Guarantee expiration date
Tangshan Long Tang Trading Co., Ltd	$2,142,328	December 29, 2017

This loan has not paid as of the date of this report. As of the date of this report, the Company has evaluated the guarantee and has concluded that the likelihood of having to make any payments under the guarantee agreement is probable. The Company accrued approximately $2.1 million contingent liability in connection with such guarantee as of December 31, 2018.

2)	Lease dispute

(a)	On August 10, 2017, Guowang International Finance Leasing Co. Ltd. (“Gouwang”) filed a lawsuit against Xin Ao in People’s Court of Nankai District, Tianjin Province (“Nankai Court”) to seek compensatory damages in connection with Xin Ao’s failure to make payments under a financing lease agreement. On October 23, 2017, Nankai Court ruled against Xin Ao and rendered a judgement to award damages of RMB 9,168,463 (approximately US$1.3 million) to Guowang (the “Decision”). On September 26, 2018, Xin Ao appealed the Decision which was rejected in its entirety with prejudice. As of date of this report, Xin Ao has not made any payment. This agreement was initially entered into by Xin Ao for the benefit of a related party that is owned by the Company’s officers/shareholders. Accordingly, the Company accrued approximately $1.3 million as a liability and a corresponding “Other Receivable – Related Party” in the same amount. Should the entity not repay the Company, the officers/shareholders have agreed to indemnify the Company for any unpaid amounts.

(b)	On April 30, 2016, China Black Metal Materials Beijing Co., Ltd (“China Black Metal”) filed a lawsuit against Xin Ao and Beijing Jinshengding Mineral Products Co., Ltd. (“Jinshengding”) in connection with their failure to make payments under a lease agreement. The court ruled that effective December 28, 2016, the lease agreement was void and Xin Ao and/or Jinshengding shall make payment to China Black Metal which shall include rent due from December 4, 2015 to December 28, 2016 of RMB 1,572,669, plus interest, expenses for utilities of RMB 271,579 (approximately US$40,000), a penalty of RMB 250,000 (approximately US$36,000), legal fees of RMB 73,238 (approximately US$11,000) and rent due from December 28, 2016 to December 31, 2018 of RMB 2,264,329 (approximately US$0.3 million). The total amount of compensation is RMB 4,431,816 (approximately US$0.6 million). As of date of this report, Jinshengding has paid RMB 1,800,000 (approximately US$0.3 million) out of the total compensation.

(ii)	Legal matters

As of December 31, 2018, the Company’s VIE, Xin Ao, was subject to several civil lawsuits with potential judgments of approximately $13.7 million and the likelihood of the outcome of these lawsuits cannot be determined as of the date of this report. These lawsuits involved with the Company were mainly due to the personal guarantees by Mr. Xianfu Han, and Mr. Weili He, the Company’s shareholders and previous officers, and of which they are also the shareholders of Xin Ao. Because Mr. Han and Mr. He were the controlling shareholders of Xin Ao, the plaintiffs included Xin Ao in their joint complaints. Xin Ao was not involved in some of the lawsuits but named as a joint defendant in the lawsuits. As a result, Xin Ao might have exposure to the pending judgements in the future under PRC laws.

On September 28, 2018, Mr. Han and Mr. He signed an agreement with the Company to indemnify the Company for these liabilities and personally become responsible for all of the pending potential judgement amounts from these related civil lawsuits. Both Mr. Han and Mr. He agreed to liquidate their personal assets or their ownership interest in their privately held companies to pay for any of the pending potential judgement amounts of approximately $13.7 million.

On December 10, 2018, Mr. Han and Mr. He entered into an amendment No. 1 to the indemnification agreement to clarify the indemnification terms which Mr. Han and Mr. He’s certain actions including but not limited to personal guarantees, loans or investments in their own name to other entities which has caused Xin Ao to be involved as a co-defendant in certain legal proceedings. Mr. Han and Mr. He have agreed to unconditionally indemnify Xin Ao for all losses, damages, legal fees, expenses or other costs related to the legal proceedings whereby Xin Ao was named as a co-defendant or defendant due to Mr. Han and Mr. He being a shareholder of Xin Ao. The indemnification for the amended terms are irrevocable. In addition, Mr. Han and Mr. He agreed to unconditionally indemnify Xin Ao for all the losses, damages, legal fees, expenses and other costs, including additional interest, related to the legal proceedings accrued and contingencies determined in the future.

The type of litigation disputes with contingencies associated are summarized as follows as of December 31, 2018:

Dispute matter (unaudited)	Claim amount as of December 31, 2018	Interest and penalties	Total claim amount as of December 31, 2018
1) Guarantees	$55,961,888	$10,079,066	$66,040,954
2) Purchases	1,582,218	47,831	1,630,049
3) Leases	893,835	-	893,835
4) Labor	227,576	-	227,576
Total	$58,665,517	$10,126,897	68,792,414
Settled claims			(55,126,336)
Remaining claims outstanding			$13,666,078

The major legal cases are summarized as follows:

1)	Claims Resulting from Executives’ Personal Guarantee to Affiliated Entities

(a)	Mr. Xianfu Han, the previous CEO and director of the Company and a shareholder of Xin Ao, Mr. Weili He, the previous interim CFO and director of the Company and a shareholder of Xin Ao, and Xin Ao (the “Defendants”) were parties to a lawsuit filed on June 23, 2017, by China Cinda Asset Management Co., Ltd. Beijing Branch (“Cinda Beijing Branch”) in the Beijing First Intermediate People’s Court (the “Beijing Intermediate Court”) to seek compensatory damages, liquidated damages, costs, and attorney’s fees for default in a certain loan repayment. The loan agreement was entered into by and between Xin Ao Ecological Construction Materials Co., Ltd. (“Borrower”) and Cinda Beijing Branch dated as of June 23, 2014 with Mr. Han and Mr. He acting as the guarantors for such loans (the “Guarantors”). Mr. Han and Mr. He together are the controlling shareholders of the Borrower, holding an aggregate of 60% equity interests of the Borrower. The aggregate amount of the loan was RMB288,506,497 (approximately US$42.0 million) with interest at 12.8% per annum (the “Loan”) Cinda Beijing Branch alleged that since the Borrower breached its obligation to make the repayment of the Loan on the maturity date, the Guarantors, along with Xin Ao and those entities owned or controlled by the Guarantors, should be brought into the lawsuit as co-defendants (the “Defendants”). On July 5, 2017, Beijing Intermediate Court ruled in favor of Cinda Beijing Branch and issued a judgment for execution to freeze the Defendants’ assets, an aggregate amount of RMB 304,972,608 (approximately US$44.4 million) which shall be used for the repayment of the Loan, the liquidated damages, the interest on the Loan, and other costs and expenses undertaken by Cinda Beijing Branch. Following the mediation, China Cinda Asset Management Co., Ltd. (“Cinda”), two shareholders of Da Tong Lianlv Technologies Co., Ltd. (“Datong Lianlv”), Beijing Ao Huan Fund Management Co., Ltd. (“Ao Huan”), and Shou Tai Jin Xin (Chang Xing) Investment Management Co., Ltd (“Jin Xin”) entered into a certain limited partnership agreement (the “Partnership Agreement”) on December 22, 2017 to settle the lawsuit. Datong Lianlv is an affiliate of the Company and Xin Ao. Cinda is the parent company of Cinda Beijing Branch. As provided in the Partnership Agreement, the distributions of the limited partnership shall be allocated to Cinda first, who made a capital contribution in the form of its rights, title and interests in and to the repayment of the Loan in an aggregate amount of RMB 322,435,300 (approximately US$46.9 million) (the “Capital Contribution”). Pursuant to the Partnership Agreement, payment shall be made until Cinda has received an amount equal to the aggregate of its unreturned Capital Contributions and a cumulative distribution equal to 7.5% of all distributions made. Datong Lianlv made its capital contribution in cash in an aggregate amount of RMB 150,000,000 (approximately US$21.8 million) along with its shareholders consent to transfer 99% of Datong Lianlv’s equity interests to the limited partnership. The PRC legal counsel of Xin Ao indicated that Cinda and Cinda Beijing Branch orally confirmed that this claim was fully settled in the form of the Partnership Agreement. In February 2018, the Cinda Beijing Branch filed an enforcement order with the court as the partnership had not been formed at that time. The partnership was subsequently formed in March 2018. No attempt to collect payment from Xin Ao has been made since the enforcement order was filed in February 2018. Based upon the legal opinion issued by the Company’s PRC legal counsel, Xin Ao believes that with the establishment of the Partnership, that the enforcement order has been complied with and that Xin Ao has no exposure.

(b)	On July 11, 2018, Chengde County Rural Cooperatives Credit Union (the “Credit Union”) filed an arbitration demand (“Arbitration Demand”) with the People’s Court of Shuangqiao District, Chengde, Hebei Province (“Shuangqiao Court”) against certain entities and individuals (collectively the “Respondents”) including Xin Ao and Chengde Tianhang Concrete Co Ltd. (“Chengde Tianhang”) and Chengde Kaixuan Real Estate Development Co. Ltd. (“Chengde Kaixuan”) in connection with Chengde Tianhang’s potential default in its loan repayment. In accordance with the loan agreement, Mr. Weili He and Mr. Xianfu Han together acted as the guarantors for such loan. In addition, Mr. Han and Mr. He were the controlling shareholders and officers of Xin Ao. They are also the shareholders of Chengde Tianhang. Mr. Han and Mr. He were therefore named as co-respondents in the Arbitration Demand, where the Bank sought property preservation. Shuangqiao Court, accepting the Arbitration Demand of the Bank, rendered a decision to seize the bank deposits or equivalents of Respondent in an aggregate amount of RMB 26,000,000 (approximately US$3.8 million). Currently, none of the Company’s funds on deposit have been seized.

(c)	On October 9, 2017, Yong Fan filed a lawsuit against Beijing Lianlv Technology Group Co. Ltd (“Beijing Lianlv”), Xin Ao, and Mr. Weili He, in connection with Beijing Lianlv’s failure to pay off the principal and interest of RMB 2,927,400 (approximately US$0.4 million) under its loan agreement (the “Loan Agreement”). Given that Mr. Weili He acted as the guarantor for such loan, Mr. He was brought into the lawsuit as one of the co-defendants. Since Mr. He is one of the controlling shareholders of Xin Ao, Xin Ao was also brought into the lawsuit as one of the co-defendants. The Court rendered a judgement in May 2018, ruling that

1)	Beijing Lianlv shall pay Yong Fan RMB 2.895 million (approximately US$0.4 million) as principal of the loan and RMB32,400 (approximately US$5,000) as interest on the loan. As of the date of this report, Beijing Lianlv has not made any payment and the Company is currently in the process of appealing the judgement;

2)	Xin Ao and Mr. Weili He are entitled to the right of recourse to Beijing Lianlv.

(d)	On January 8, 2018, Agricultural Bank of China Tangshan Branch (the “Bank”) filed an arbitration demand (“Arbitration Demand”) with People’s Court of Fengrun District, Tangshan, Hebei Province (“Fengrun Court”) against certain entities and individuals including Xin Ao and Tangshan Xinglong Technology Development Co. Ltd. (“Xinlong”) (collectively the “Respondents”) in connection with Xinlong’s breach of a loan agreement. In accordance with the loan agreement, Xin Ao, as the guarantor on such loan from the Bank, was named as co-respondent to the Arbitration Demand, where the Bank sought property preservation. Fengrun Court, accepting the Arbitration Demand of the Bank, rendered a decision to seize the bank deposits or equivalents of Respondents in an aggregate amount of RMB 51,000,000 (approximately USD $7.4 million). Currently, none of the Company’s funds on deposit have been seized.

2)	Purchase dispute

(a)	Nanling Yirui Materials Supplier Co., Ltd. (Nanling Yirui”) filed a lawsuit against Sihong Jinghong Sheng Concrete Co., Ltd. (“Sihong”) on October 23, 2017 in the People’s Court in Nanling County, Anhui Province, to seek compensatory damages, interest and attorney’s fees. A Raw Material Purchase Agreement was entered into by and between Nanling Yirui and Sihong on April 30, 2017. The purchase price of raw materials supplied by Nanling Yirui was RMB 3,452,799 (approximately US$0.5 million), the payment of which was overdue. Mr. Xianfu Han and Mr. Weili He are the shareholders of Sihong. Since Mr. Han and Mr. He were the controlling shareholders of Xin Ao, Xin Ao was also brought into the lawsuit as a co-defendant. The Court rendered a final judgement in June 2018 in favor of Nanling Yirui. As of the date of the report, Sihong has not made any payment.

3)	Leasing disputes

On March 6, 2018, Beijing Chengda Yu Concrete Co., Ltd (“Beijing Chengda”) filed a lawsuit against Xin Ao in connection with Xin Ao’s breach of a rental lease. Beijing Chengda stated that on January 24, 2014 both parties entered into a lease agreement (the “Agreement”). A lease addendum was later entered into on February 25, 2014. The Agreement provided that, effective from July 18, 2013 to April 30, 2018, XinAo shall rent Beijing Chengda’s property, the Concrete Station, and assume all credits and debts incurred during the term of the lease agreement. Mr. Xianfu Han and Mr. Weili He signed a personal guaranty agreement with Xin Ao to undertake the liabilities of Xin Ao in the event of its breach on the lease agreement. On March 31, 2017, Beijing Chengda was sued by Beijing Zhongtong Jiang Xin’hang Construction Materials Co., Ltd for an unpaid balance in an amount of RMB 6,246,059 (approximately US$0.9 million in total) in connection with utilizing the Concrete Station. Beijing Chengda then brought a lawsuit against Xin Ao for the payment of such unpaid balance together with the legal fees in connection with the lawsuit. The case is still under review by the court, and no potential judgment amount has been decided.

4)	Labor disputes

During 2017, Sihong Jinghong Sheng Concrete Co., Ltd. (“Sihong”) was subject to certain labor disputes. The potential total amounts of judgment is approximately RMB 1,702,000 (approximately $0.2 million). Since Mr. Xianfu Han and Mr. Weili He were the controlling shareholders of Xin Ao, Xin Ao was also brought into the lawsuit as a co-defendant. As of the date of the report, Sihong has not made any payment.

Employment Agreements

The Company has employment agreements with its two executive officers, Mr. Han and Mr. He from July 1, 2017 until June 30, 2020.  Each agreement calls for an annual base salary of $360,000 plus bonus, if any. If employment is terminated for death, disability or for cause, they are entitled to any unpaid base salary, vacation, bonus for the fiscal year ending on or prior to the date of termination and unreimbursed expenses through the date of termination. If employment is terminated for no cause, they will be entitled to the benefits previously mentioned plus two months additional base salary and continued medical benefits in accordance with the Company’s plan subject to the execution (and non-revocation) of a general release of claims against the Company and its affiliates.

Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 5, 2018, the Company received a notification letter from the Nasdaq Listing Qualifications Staff of The NASDAQ Stock Market LLC (“Nasdaq”) indicating that, since the Company has not yet held an annual meeting of stockholders within twelve months of the end of the Company’s fiscal year ended June 30, 2017, the Company no longer complies with Nasdaq Listing Rules 5620(a) and 5810(c)(2)(G) (the “Annual Meeting Requirement”).

The notification received had no immediate effect on the listing of the Company’s common stock on Nasdaq. Under the Nasdaq Listing Rules, the Company had until August 20, 2018 to submit a plan to regain compliance. If the Company’s plan is accepted, Nasdaq may grant an extension of up to 180 calendar days from June 30, 2018, or December 27, 2018, to regain compliance.

On October 15, 2018, the Company received notification from Nasdaq indicating that, since the Company has not yet filed its Form 10-K for the fiscal year ended June 30, 2018, the Company no longer complied with Nasdaq Listing Rule 5250(c)(1) (the “Periodic Filing Requirement”).

The notification received had no immediate effect on the listing of the Company’s common stock on Nasdaq. Under the Nasdaq Listing Rules, the Company had until November 14, 2018 to submit a plan to regain compliance. If the Company’s plan is accepted, Nasdaq may grant an extension of up to 180 days from the filing’s due date, or until April 15, 2019, to regain compliance.

The Company submitted its compliance plan for the Annual Meeting Requirement on July 31, 2018 to Nasdaq. On August 8, 2018, Nasdaq, considering that the Company was proposing to seek shareholder approval to re-domicile the Company in the Cayman Islands, decided to grant the Company an extension until December 27, 2018 to regain compliance with the Annual Meeting Requirement by holding an annual meeting of shareholders. The Company met this condition on December 27, 2018 by holding such meeting. The Company received the notice from Nasdaq on January 11, 2019 that it was in compliance with the Annual Meeting Requirement.

The Company also submitted a compliance plan for the Periodic Filing Requirement on November 16, 2018 to Nasdaq. On December 20, 2018, Nasdaq decided to grant the Company an extension until January 7, 2019 to regain compliance with the Periodic Filing Requirement. The Company met this condition on January 7, 2019 by filing the required information. The Company received notice from Nasdaq on January 11, 2019 and was in compliance with the Periodic Filing Requirement.